Financial risk management (Tables)	12 Months Ended
Dec. 31, 2018
Text block [abstract]
Net Borrowing-to-Equity Ratio

Net borrowing-to-equity ratio as of December 31, 2017 and 2018 is as follows:

	2017		2018
	(in millions of Won)
Total borrowings	￦	21,063,657	20,209,270
Less: Cash and cash equivalents		2,612,530	2,643,865

Net borrowings		18,451,127	17,565,405
Total equity		47,326,725	46,672,614
Net borrowings-to-equity ratio		38.99%	37.64%